Exhibit 10.2

AMENDMENT NO. 1
Dated as of April 29, 2020
to
FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of June 5, 2018

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 29, 2020 by and among CMS Energy Corporation, a Michigan corporation (the “Company”), the financial institutions listed on the signature pages hereof and Barclays Bank PLC as administrative agent (the “Agent”), under that certain Fourth Amended and Restated Revolving Credit Agreement dated as of June 5, 2018 by and among the Company, the financial institutions from time to time party thereto (the “Banks”) and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Banks and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Company, the Banks and the Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks party hereto and the Agent hereby agree to enter into this Amendment.

1.Amendments to the Credit Agreement. Effective as of April 29, 2020 (the “Amendment No. 1 Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended to (i) delete the definition of “Total Consolidated EBITDA” therefrom and (ii) add or amend and restate, as applicable, the following definitions in their appropriate alphabetical order therein:

“ “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.”

“ “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”

“ “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound

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or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

“ “Material Subsidiary” means any Subsidiary of the Company that, on a consolidated basis with any of its Subsidiaries as of any date of determination, accounts for more than 10% of the consolidated assets of the Company and its Consolidated Subsidiaries; provided, that Enerbank USA shall not be deemed to be a Material Subsidiary at any time.”

“ “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.”

“ “Total Consolidated Capitalization” means, at any date of determination, without duplication, the sum of (a) Total Consolidated Debt plus all amounts excluded from Total Consolidated Debt pursuant to clauses (ii), (iii) and (vii) of the proviso to the definition of such term (but only, in the case of securities of the type described in clause (iii) of such proviso, to the extent such securities have been deemed to be equity pursuant to Accounting Standards Codification Subtopic 480-10 (previously referred to as Statement of Financial Accounting Standards No. 150)), (b) equity of the common stockholders of the Company, (c) equity of the preference stockholders of the Company and (d) equity of the preferred stockholders of the Company, in each case determined at such date.”

“ “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.”

“ “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.”

“ “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(b)Article VIII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“ARTICLE VIII
FINANCIAL COVENANT
So long as any of the Obligations shall remain unpaid, any Facility LC shall remain outstanding or any Bank shall have any Commitment under this Agreement, the Company shall at all times maintain a ratio of Total Consolidated Debt to Total Consolidated Capitalization of not greater than 0.70 to 1.0.”

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(c)Section 12.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“12.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”

(d)Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.

2.Conditions of Effectiveness. The effectiveness of this Amendment on the Amendment No. 1 Effective Date is subject to the conditions precedent that (i) the Agent shall have received counterparts of this Amendment duly executed by the Company, the Majority Banks and the Agent and (ii) the Agent shall have received payment and/or reimbursement of the Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Agent) in connection with this Amendment.

3.Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to (i) the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby (and, solely with respect to the representation

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contained in Section 5.6 of the Credit Agreement, after giving effect to any reports filed with the SEC prior to the date hereof), are true and correct.

4.	Reference to and Effect on the Credit Agreement.

(a)This Amendment shall constitute a Credit Document.

(b)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(c)Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(d)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CMS ENERGY CORPORATION,
as the Company

By:	/s/ Srikanth Maddipati
Name:	Srikanth Maddipati
Title:	Vice President and Treasurer

BARCLAYS BANK PLC,
individually as a Bank and as Agent

By:	/s/ Sam Yoo
Name:	SAM YOO
Title:	MANAGING DIRECTOR

JPMORGAN CHASE BANK, N.A.,
as a Bank

By:	/s/ Nancy R. Barwig
Name:	Nancy R. Barwig
Title:	Executive Director

MUFG UNION BANK, N.A.,
as a Bank

By:	/s/ Viet-Linh Fujitaki
Name:	Viet-Linh Fujitaki
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Bank

By:	/s/ Sara Just
Name:	Sara Just
Title:	Vice President
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Revolving Credit Agreement CMS Energy Corporation

MIZUHO BANK, LTD.,
as a Bank

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

BNP PARIBAS,
as a Bank

By:	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

By:	/s/ Theodore Sheen
Name:	Theodore Sheen
Title:	Director

CITIBANK, N.A.,
as a Bank

By:	/s/ Amit Vasani
Name:	Amit Vasani
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Bank

By:	/s/ Ming K Chu
Name:	Ming K Chu ming.k.chu@db.com
Title:	Director +1-212-250-5451

By:	/s/ Annie Chung
Name:	Annie Chung annie.chung@db.com
Title:	Director +1-212-250-6375

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Revolving Credit Agreement CMS Energy Corporation

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Bank

By:	/s/ Will Merritt
Name:	Will Merritt
Title:	Director II

GOLMAN SACHS BANK USA,
as a Bank

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Lisa A. Ryder
Name:	Lisa A. Ryder
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY,
as a Bank

By:	/s/ Will Hicks
Name:	Will Hicks
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Kelly Sarver
Name:	Kelly Sarver
Title:	Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Revolving Credit Agreement CMS Energy Corporation

ROYAL BANK OF CANADA,
as a Bank

By:	/s/ Martina Wellik
Name:	Martina Wellik
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA,
as a Bank

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Bank

By:	/s/ Katie Lee
Name:	Katie Lee
Title:	Director

TRUIST BANK, Successor by Merger to SUNTRUST BANK,
as a Bank

By:	/s/ Bryan Kunitake
Name:	Bryan Kunitake
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Jesse Tannuzzo
Name:	Jesse Tannuzzo
Title:	Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Revolving Credit Agreement CMS Energy Corporation

MORGAN STANLY BANK, N.A.,
as a Bank

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION
as a Bank

By:	/s/ Jenna R. Papaz
Name:	Jenna Papaz
Title:	Vice President

COMERICA BANK,
as a Bank

By:	/s/ Brandon Kotcher
Name:	Brandon Kotcher
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Revolving Credit Agreement CMS Energy Corporation

ANNEX I

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE

I, _______________, __________________ of CMS Energy Corporation, a Michigan corporation (the “Company”), DO HEREBY CERTIFY in connection with the Fourth Amended and Restated Revolving Credit Agreement, dated as of June 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as so defined), among the Company, various financial institutions and Barclays Bank PLC, as Agent and an LC Issuer, that:

Article VIII of the Credit Agreement provides that the Company shall: “At all times maintain a ratio of Total Consolidated Debt to Total Consolidated Capitalization of not greater than 0.70 to 1.0.”

The following calculations are made in accordance with the definitions of Total Consolidated Debt and Total Consolidated Capitalization in the Credit Agreement and are correct and accurate as of __________, _____:

A.	Total Consolidated Debt
	(a)	Indebtedness for borrowed money	$
plus	(b)	Indebtedness for deferred purchase price of property/services	(+) $
plus	(c)
Liabilities for accumulated funding deficiencies (prior to the effectiveness of the applicable provisions of the Pension Protection Act of 2006 with respect to a Plan) and liabilities for failure to make a payment required to satisfy the minimum funding standard within the meaning of Section 412 of the Code or Section 302 of ERISA (on and after the effectiveness of the applicable provisions of the Pension Protection Act of 2006 with respect to a Plan).
(+) $
plus	(d)	Liabilities in connection with withdrawal liability under ERISA to any Multiemployer Plan	(+) $
plus	(e)	Obligations under acceptance facilities	(+) $
plus	(f)	Obligations under Capital Leases	(+) $
plus	(g)	Obligations under interest rate swap, “cap”, “collar” or other hedging agreement	(+) $
plus	(h)	Off-Balance Sheet Liabilities	(+) $
plus	(i)	the Consumers Preferred Equity	(+) $
plus	(j)	non-contingent obligations in respect of letters of credit and bankers’ acceptances	(+) $

plus	(k)	Guaranties, endorsements and other contingent obligations	(+) $
plus	(l)
elimination of reduction in Debt due to any election under Section 25 of Accounting Standards Codification Subtopic 825-10 to “fair value” any Debt or other liabilities of the Company or any Subsidiary
(+) $
plus	(m)	elimination of reduction in Debt due to application of Accounting Standards Codification Subtopic 470-20	(+) $
minus	(n)	Principal amount of any Securitized Bonds	(-) $
minus	(o)
Junior Subordinated Debt of the Company, Hybrid Equity Securities and Hybrid Preferred Securities of the Company or owned by any Hybrid Equity Securities Subsidiary or Hybrid Preferred Securities Subsidiary
(-) $
minus	(p)	Agreed upon percentage of Net Proceeds from issuance of hybrid debt/equity securities (other than Junior Subordinated Debt, Hybrid Equity Securities and Hybrid Preferred Securities)	(-) $
minus	(q)	Liabilities on the Company’s balance sheet resulting from the disposition of the Palisades Nuclear Plant	(-) $
minus	(r)	Mandatorily Convertible Securities	(-) $
minus	(s)	Project Finance Debt of the Company or any Consolidated Subsidiary	(-) $
minus	(t)	Project Finance Debt of the Company or any Consolidated Subsidiary	(-) $
minus	(u)	Debt of the Company and its Affiliates that is re-categorized as such from certain lease obligations pursuant to Section 15 of Accounting Standards Codification Subtopic 840-10	(-) $
minus	(v)	Debt of EnerBank USA	(-) $
Total $
B.	Total Consolidated Capitalizations
	(a)	Total Consolidated Debt	$
plus	(b)	The sum of Items A(o), A(p) and A(t) above[1]	(+)
1 In the case of securities of the type described in A(p), only to the extent such securities have been deemed to be equity pursuant to Financial Accounting Standards Board Statement No. 150.

plus	(c)	Equity of common stockholders		(+)
plus	(d)	Equity of preference stockholders		(+)
plus	(e)	Equity of preferred stockholders		(+)
Total $

C.	Debt to Capital Ratio (total of A divided by total of B)				to 1.00
D.	Applicable Sustainability Adjustment[2]:			3,478	Gwh
	1.	Baseline Sustainability Amount			Gwh
	2.	Sustainability Amount (comprised of Renewable Energy):			Gwh
		(a)	wind generation		Gwh
		(b)	solar generation		Gwh
		(c)	hydroelectric generation (excluding pumped storage)		Gwh
		(d)	biomass generation		Gwh
		(e)	other Renewable Energy generation (to the extent approved by the Majority Banks)		Gwh
		(f)	purchased wind generation		Gwh
		(g)	purchased other Renewable Energy generation (as reported on Form 10-K)		Gwh
minus		(h)	Flint, MI (50%) for duplication		Gwh
minus		(i)	Grayling, MI (50%) for duplication		Gwh
		(j)	Sustainability Amount: sum of 2(a) through 2(i) =		Gwh
2 For the avoidance of doubt, all reported figures shall be consistent with those reported on the Company’s most recently filed annual report on Form 10-K (or any successor form) (or, subject to the satisfaction of the requirements set forth in Section 6.7(c), any amendment thereto).

		(k)	Sustainability Amount divided by Baseline Sustainability Amount	%
	3.	Other Non-Renewable Energy Generation
		(a)	coal steam generation	Gwh
		(b)	oil/gas steam generation	Gwh
		(c)	hydroelectric generation (to the extent not constituting Renewable Energy)	Gwh
		(d)	gas combined cycle	Gwh
		(e)	gas/oil combustion turbine	Gwh
		(f)	coal generation	Gwh
		(g)	gas generation	Gwh
		(h)	other gas generation	Gwh
		(i)	nuclear generation	Gwh
minus		(j)	Filer City, MI (50%) for duplication	Gwh
		(k)	sum of 3(a) through 3(j) = Non-Renewable Owned/Purchased Generation	Gwh
		(l)	Sustainability Amount (2(j)) plus Non-Renewable Energy (3(k)) = Total Owned/Purchased Generation	Gwh
	4.	Baseline Sustainability Percentage		8.66%
	5.	Sustainability Percentage (total of Sustainability Amount (2(j)) divided by Total Owned/Purchased Generation (3(l))%
Sustainability Percentage Greater than, Equal to, or Less than Baseline Sustainability Percentage

6. Applicable Sustainability Adjustment
Calculation	Applicable Margin adjustment	Applicable Sustainability Adjustment[3]
Sustainability Percentage ≥ Baseline Sustainability Percentage AND:
Sustainability Amount ≥ 105% of Baseline Sustainability Amount	reduced by 0.025%	☐
Sustainability Amount ≥ 110% of Baseline Sustainability Amount	reduced by 0.05%	☐
Sustainability Percentage < Baseline Sustainability Percentage AND
Sustainability Amount ≤ 95% of Baseline Sustainability Amount	increased by 0.025%	☐
Sustainability Amount ≤ 90% of Baseline Sustainability Amount	increased by 0.05%	☐
No Applicable Adjustment		☐

IN WITNESS WHEREOF, I have signed this Certificate this _____ day of ____,______.

Name:
Title:

3 Check applicable adjustment. For the avoidance of doubt, only one selection shall be made.